SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

MercadoLibre, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arias 3751, 7th Floor
Buenos Aires, C1430CRG, Argentina
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:  011-54-11-4640-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.            Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of MercadoLibre, Inc. (the “Company”) was held on June 14, 2013 for the following purposes:

•
to elect the three Class III directors nominated and recommended by the Company’s board of directors, each to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•
to elect two Class II directors nominated and recommended by the Company’s board of directors, each to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	to hold an advisory vote on executive compensation; and

•	to ratify the appointment of Deloitte & Co. S.R.L. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The number of outstanding shares of the Company’s common stock as of April 19, 2013, the record date for the Annual Meeting, was 44,152,933 shares. 41,908,340 shares of common stock were represented in person or by proxy at the Annual Meeting, which were sufficient to constitute a quorum for the purpose of transacting business at the Annual Meeting.

At the Annual Meeting, the stockholders elected all three Class III director nominees and both Class II director nominees, approved (on a non-binding basis) the Company’s executive compensation and ratified the appointment of Deloitte & Co. S.R.L. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.  The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1A — Election of three Class III Directors:

Nominee for Director	For	Withheld
Emiliano Calemzuk	38,919,429	1,210,739
Marcos Galperin	39,160,889	969,279
Veronica Allende Serra	40,102,457	27,711

Proposal 1B — Election of two Class II Directors:

Nominee for Director	For	Withheld
Meyer Malka	40,071,736	58,432
Javier Olivan	40,072,159	58,009

In addition, there were 1,778,172 broker non-votes associated with the election of directors.

Proposal 2 — Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
31,585,139	301,209	117,757	1,778,172

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
33,745,615	20,212	16,450	*

*	No broker non-votes arose in connection with Proposal Three, due to the fact that the matter was considered “routine” under New York Stock Exchange rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCADOLIBRE, INC.
(Registrant)

Date: June 18, 2013	By:	/s/ Pedro Arnt

	Name:	Pedro Arnt
	Title:	Vice President and Chief Financial Officer